UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2026

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INTEGER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5830 Granite Parkway, Suite 1150

Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(214) 618-5243

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2026, Integer Holdings Corporation (the “Company”) issued a press release announcing its results for its first quarter ended April 3, 2026. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On April 30, 2026, the Company issued a press release announcing that the Company’s Board of Directors has initiated a strategic review to maximize stockholder value. A copy of the release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Additionally, the Company has updated its Earnings Conference Call slide presentation for its first quarter ended April 3, 2026, and will make it available on the Company’s website at www.integer.net, under “Investor Relations - News & Events.” The slide presentation will be referenced during the Company’s earnings conference call. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference herein.

The information contained in this report under Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this report under Item 7.01 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 30, 2026
99.2	Press Release dated April 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGER HOLDINGS CORPORATION

Date: April 30, 2026	By:	/s/ Diron Smith
Diron Smith
Executive Vice President and Chief Financial Officer